SBS Interactive, Co.
                              SBS Interactive, Inc.
                          4211 Yonge Street, Suite 235
                            Toronto, Ontario M2P 2A9
                                     Canada

                                November 5, 2004


Arthur Cohn
Gellertstrasse 18
4052 Basel, Switzerland

         Re:      Reset Provision
                  Secured Convertible Promissory Note
                  -----------------------------------

Dear Mr. Cohn:

     Pursuant to Section 4(d)(v) of the Secured Convertible Promissory Note dated July 22, 2004 (the "Note"), I hereby advise you that the "Set Price" as such term is defined in Section 4(d)(i) of the Note is adjusted from $.50 to $.40 due to the closing of a recent offering of shares of Common Stock of SBS Interactive, Co. at a price of $.40 per share.

                                Very truly yours,

                                /s/ Todd E. Gotlieb
                                Todd E. Gotlieb


cc:      Michael W. Conron, Esq.
         Mary Ann Sapone, Esq.